LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JUNE 10, 2010

TO THE SUMMARY PROSPECTUS DATED APRIL 19, 2010 OF

LEGG MASON WESTERN ASSET HIGH INCOME FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated November 30, 2009, as supplemented on March 12, 2010, March 19, 2010, May 21, 2010 and June 10, 2010 and as may be amended or further supplemented, the fund’s statement of additional information, dated November 30, 2009, as supplemented March 12, 2010 and May 21, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated July 31, 2009, are incorporated by reference into this Summary Prospectus.

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